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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K




                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): October 27, 1998




                       Nanophase Technologies Corporation
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               (Exact Name of Registrant as Specified in Charter)



           Delaware                     0-22333                  36-3687863
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 (State or Other Jurisdiction        (Commission              (IRS Employer
       of Incorporation)             File Number)           Identification No.



       453 Commerce Street, Burr Ridge, Illinois                 60521
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        (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code (630) 323-1200


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ITEM 5.  OTHER EVENTS.

On October 27, 1998, the Registrant issued the press release attached as Exhibit
99.1. The information contained in this press release is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

         99.1       Press Release of Registrant dated October 27, 1998.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Nanophase Technologies Corporation


Dated:  October 27, 1998        By:      /s/ Robert W. Cross
                                         ---------------------------------------
                                         Robert W. Cross
                                         President and Chief Executive Officer









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                                                 Exhibit Index
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      Exhibit #                                       Item
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        99.1                                      Press Release

















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